SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549
                 -----------------------------


                            Form 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                          June 12, 1998
                        ----------------
                        (Date of Report)


                          June 9, 1998
                       ------------------
                (Date of earliest event reported)


                      POLAROID CORPORATION
                     ----------------------
     (Exact name of registrant as specified in its charter)

                            Delaware
                          ------------

         (State or other jurisdiction of incorporation)

                             1-4085
                            --------
                    (Commission File Number)


                           04-1734655
                        ----------------
               (IRS Employer Identification No.)


     549 Technology Square, Cambridge, Massachusetts 02139
     ------------------------------------------------------
      (Address of principal executive offices)  (Zip Code)


                         (781) 386-2000
                      --------------------
      (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On June 9, 1998, Polaroid Corporation issued a press release which announced that it is taking steps in cooperation with its dealers to accelerate the implementation of new inventory
strategies and practices at the dealer level.   A copy of the
press release is attached as exhibit 99 and incorporated herein by reference.





Item 7 (c) Exhibits

Exhibit 99.1  Polaroid Press Release dated June 9, 1998





                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POLAROID CORPORATION



                         By  /S/     Judith G. Boynton
                                     -------------------
                         Name        Judith G. Boynton
                         Title:      Executive Vice President and Chief
                                       Financial Officer


Dated: June 12, 1998